BLACKROCK FUNDSSM

iShares Edge MSCI Multifactor USA Index Fund

iShares Edge MSCI Multifactor Intl Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 19, 2019 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Funds,

each dated November 28, 2018, as supplemented

Each Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the following changes are made to the Funds’ Summary Prospectuses, Prospectuses and SAI, as applicable:

The last paragraph in the section of each Summary Prospectus entitled “Key Facts About iShares Edge MSCI Multifactor USA Index Fund — Principal Investment Strategies of the Fund” and “Key Facts About iShares Edge MSCI Multifactor Intl Index Fund” and the last paragraph in the sections of each Prospectus entitled “Fund Overview — Key Facts About iShares Edge MSCI Multifactor USA Index Fund — Principal Investment Strategies of the Fund,” “Fund Overview — Key Facts About iShares Edge MSCI Multifactor Intl Index Fund — Principal Investment Strategies of the Fund,” “Details About the Funds — How Each Fund Invests — Multifactor USA Index Fund — Principal Investment Strategies” and “Details About the Funds — How Each Fund Invests — Multifactor Intl Index Fund — Principal Investment Strategies” are deleted in their entirety.

The section of each Summary Prospectus entitled “Key Facts About iShares Edge MSCI Multifactor USA Index Fund — Principal Risks of Investing in the Fund” and “Key Facts About iShares Edge MSCI Multifactor Intl Index Fund — Principal Risks of Investing in the Fund” and the sections of each Prospectus entitled “Fund Overview — Key Facts About iShares Edge MSCI Multifactor USA Index Fund — Principal Risks of Investing in the Fund,” “Fund Overview — Key Facts About iShares Edge MSCI Multifactor Intl Index Fund — Principal Risks of Investing in the Fund,” and “Details About the Funds — Investment Risks — Principal Risks of Investing in the Funds” are amended to delete “Non-Diversification Risk.”

The last two sentences of the first paragraph of the section of the SAI entitled “Investment Objectives and Policies” are deleted in their entirety and replaced with the following:

Each Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The sixth paragraph of the section of the SAI entitled “Investment Restrictions – Notations Regarding the Funds’ Fundamental Investment Restrictions” is deleted in its entirety and replaced with the following:

Each Fund is currently classified as a diversified fund under the Investment Company Act. This means that each Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, each Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Shareholders should retain this Supplement for future reference.

PR2SAI-BETAIND-0719SUP